U.S. Global Investors Funds
Supplement Dated August 6, 2007
to the Prospectus and Statement of additional
Information Dated November 1, 2006
The Gold Shares Fund and World Precious Minerals Fund are no longer accommodating market timing activities. As a result, these funds are no longer subject to the 3:00 p.m. Eastern time cut-off for purchases and exchanges of fund shares, and orders to purchase, exchange or redeem fund shares are due by 4:00 p.m. Eastern time to become effective on that day. Therefore, the following paragraphs in the prospectus are deleted:
Page 5, Cash Management Risk
Page 5, Market Timers Risk
Pages 18-19, Principal Types of Investments and Related Risks, paragraph 6.
     In addition, all references to a 3:00 p.m. Eastern time cut-off for purchases and exchanges are deleted, including references on Pages 29, 31 and 34, all other references to the funds’ accommodating market timing activities are deleted, including page 32, Excessive Short-Term Trading, last paragraph on the page, continuing to top of page 33.
Clarification of Options Purchases for the Funds. The prospectus is amended as follows:
Page 16, General Portfolio Policies, Principal Types of Investments and Related Risks, add the following:
The China Region Fund may invest in options. The fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by the fund would exceed 5% of the fund’s total assets. Investing in options may result in a loss of the fund’s initial investment and may be more volatile than a direct investment in the underlying security.
Page 17, General Portfolio Policies, Principal Types of Investments and Related Risks, paragraph 1, replace sentence 5 with the following:
A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.
Page 19, General Portfolio Policies, Principal Types of Investments and Related Risks, paragraph 1, replace sentence 5 with the following: A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.
The Statement of Additional Information is amended as follows:
Page 18, Specific Fund Limitations On Derivative Securities, paragraph 1 third sentence, paragraph 2, second sentence, and paragraph 3, third sentence should be replaced with the following:
A fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased by that fund would exceed 5% of that fund’s total assets.